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                                                                   Exhibit 10-16

                     AMENDMENT NO. 1 TO FINANCING AGREEMENT

               AMENDMENT NO. 1, dated as of September 30, 1997 ("Amendment"), to Financing Agreement dated February 12, 1997 ("Financing Agreement") by and between United Leisure Corporation, a Delaware corporation ("ULC") and Grand Havana Enterprises, Inc., a Delaware corporation ("GHE").

               WHEREAS, the parties hereto wish to amend the Financing Agreement to extend the maturity date of the advances made by ULC to GHE pursuant to the Financing Agreement;

               NOW, THEREFORE, the parties hereto agree as follows:

               1. Extension of Maturity Date. The Maturity Date of the advances made to GHE by ULC pursuant to the Financing Agreement is hereby extended to March 31, 1998.

               2. Shares to ULC. GHE acknowledges and agrees that pursuant to
Section 3 of the Financing Agreement if the advances made pursuant thereto were not repaid on or prior to September 30, 1997, that ULC would be entitled to 25,000 shares of the common stock of GHE as a late fee, and GHE acknowledges and agrees that such late fee has now become due and payable notwithstanding the extension of the Maturity Date as provided for herein.

               3. Ratification of Financing Agreement. All of the terms and provisions of the Financing Agreement, except as such terms and provisions have been modified by this Amendment, are hereby ratified, approved and confirmed in all respects.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above-written.

                                           UNITED LEISURE CORPORATION


                                           By: /s/ Harry Shuster
                                               ---------------------------------
                                                   Harry Shuster, President

                                           GRAND HAVANA ENTERPRISES, INC.


                                           By: /s/ Harry Shuster
                                               ---------------------------------
                                                   Harry Shuster, President